UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

MONARCH FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34565	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1435 Crossways Blvd. Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, Monarch Bank (the “Bank”) a wholly owned subsidiary of Monarch Financial Holdings, Inc. (the “Company”), entered into or amended certain employment and compensation related agreements with Mr. William F. Rountree, Jr., President of the Company; Mr. Brad E. Schwartz, Chief Executive Officer of the Company and the Bank; Mr. Edward O. Yoder, President of the Bank’s Monarch Mortgage division (“Monarch Mortgage”); and Mr. William T. Morrison, Executive Vice President/Chief Operating Officer of Monarch Mortgage (collectively, the “Named Executive Officers”). The new and amended agreements and plans were the result of a determination by the Compensation Committee of the Board of Directors of the Company and Bank that certain of the Named Executive Officers’ existing agreements and plans needed to be modified and improved.

The Bank entered into new employment agreements with Messrs. Schwartz, Yoder and Morrison in order to harmonize and standardize the terms of the Bank’s executive employment agreements, incorporate compensation clawback language and institute other executive compensation best practices. Compared to their previously outstanding change in control agreements, the new change in control agreements with Messrs. Rountree, Schwartz, Yoder and Morrison reduce payments upon a change in control, strengthen the definition of a change in control, eliminate any potential tax gross up payment to the executives, eliminate the officers ability to receive payments after a change in control during a predetermined window period without reason, and institute other executive compensation best practices. Messrs. Schwartz, Yoder and Morrison’s existing supplemental executive retirement plans were amended to incorporate best practices and tax updates for retirement plans. The Bank also entered into new additional supplemental executive retirement plans with Messrs. Schwartz, Yoder and Morrison. Details of the new and amended agreements and plans for each executive are set forth below.

William F. Rountree, Jr.

On December 31, 2010, the Bank entered into a new Change in Control Agreement with Mr. Rountree (the “Rountree CIC Agreement”). The Rountree CIC Agreement, which has an initial term of two years, provides that the agreement will be renewed for two year successive periods unless the Bank gives notice at least twelve months prior to the expiration of the agreement. The Rountree CIC Agreement provides further that once there is a “Change in Control,” as defined therein, Mr. Rountree shall continue to be employed for three years at duties and a location Commensurate with those before the Change in Control. He will be entitled to a commensurate base salary, increased consistently with peer officers at the Company, a bonus equal to his highest bonus payable during the two years preceding the Change in Control, and participation in incentive, retirement, health and other benefits and plans on the same basis as before the Change in Control or as applicable to peer officers at the Company, whichever is superior.

If Mr. Rountree is terminated after a Change in Control without “cause” or resigns with “good reason” (as defined in the Rountree CIC Agreement and determined by the pre-Change in Control Chief Executive Officer of the Company) then he will be entitled to receive then outstanding compensation and a lump sum payment equal to twice the sum of his initial base salary under the Rountree CIC Agreement, his highest bonus in the preceding two years and any salary reduction or deferral made in the previously completed year. Mr. Rountree would also continue to receive welfare benefits on substantially the same terms for 36 months. If Mr. Rountree is terminated after a Change in Control for cause, as determined by a 2/3 vote of the Company’s Board of Directors, he is entitled only to his base salary through such date and any previously deferred compensation. If Mr. Rountree is unable to continue his employment following a Change in Control due to death or disability, he or his estate shall be entitled to then outstanding compensation and six months of his base salary in a lump sum payment. Welfare benefits, on substantially the same terms as before termination, would continue for his 36 months following his disability and 12 months, for spouse and dependents, following his death. The preceeding description is qualified in its entirety by reference to the Rountree CIC Agreement, which is attached to this Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Brad E. Schwartz

Employment Agreement

On December 31, 2010, the Bank entered into a new Employment Agreement with Mr. Schwartz (the “Schwartz Employment Agreement”), pursuant to which Mr. Schwartz will continue as Chief Executive Officer of the Company and the Bank. The following summary description is qualified in its entirety by reference to the Schwartz Employment Agreement, which is attached to this Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

The Schwartz Employment Agreement, which has an initial term of two years, provides that it will be renewed for two year successive periods unless the Bank gives notice at least twelve months prior to the expiration of the agreement. During the term of the Schwartz Employment Agreement, Mr. Schwartz’s base salary must be at least $275,000, his salary in effect as of December 31, 2010. Mr. Schwartz will be entitled to annual cash bonuses and stock-based awards in such amounts as may be determined by the Board of Directors and in accordance with the terms and conditions of the applicable management incentive plans adopted on an annual basis by the Board of Directors of the Bank. He will also be entitled to participate in other benefit plans and programs for which he is or will be eligible. Under the Schwartz Employment Agreement, Mr. Schwartz is eligible to receive an automobile or automobile allowance and reimbursement for certain expenses.

Pursuant to the Schwartz Employment Agreement Mr. Schwartz will be subject to repayment, or “claw back,” rights that allow the Bank or Company to require repayment of incentive compensation attributable to material noncompliance with financial reporting requirements that result in a restatement.

The Bank may terminate Mr. Schwartz’s employment at any time for “Cause” (as defined in the Schwartz Employment Agreement), with a 2/3 vote of the Company’s Board of Directors, without incurring any additional obligations to him. If the Bank terminates Mr. Schwartz’s employment without Cause (which also requires a 2/3 vote of the Company’s Board of Directors) he will be entitled to twelve months of continuation of his salary and twelve months of the Bank’s then-current contribution to its welfare plan benefits in the Bank’s health and welfare plans plus any vested benefits. If Mr. Schwartz terminates his employment for any reason other than retirement he will be entitled to twelve months of continuation of his salary and twelve months of the Bank’s then-current contribution to its group health plan plus any vested benefits. On retirement (defined as a departure after the age of 65) Mr. Schwartz shall not be entitled to any further compensation or benefits pursuant to the Schwartz Employment Agreement. Upon the termination of his employment, Mr. Schwartz will be subject to certain noncompetition and nonsolicitation restrictions unless termination results from a non-renewal of the term of the Schwartz Employment Agreement.

Change in Control Agreement

On December 31, 2010, the Bank entered into a new Change in Control Agreement with Mr. Schwartz (the “Schwartz CIC Agreement”). The Schwartz CIC Agreement, which has an initial term of two years, provides that the agreement will be renewed for two year successive periods unless the Bank gives notice at least twelve months prior to the expiration of the agreement. The Schwartz CIC Agreement provides further that once there is a “Change in Control,” as defined therein, Mr. Schwartz shall continue to be employed for three years at duties and a location Commensurate with those before the Change in Control. He will be entitled to a Commensurate base salary, increased consistently with peer officers at the Company, a bonus equal to his highest bonus payable during the two years preceding the Change in Control, and participation in incentive, retirement, health and other benefits and plans on the same basis as before the Change in Control or as applicable to peer officers at the Company, whichever is superior.

If Mr. Schwartz is terminated after a Change in Control without “cause” or resigns with “good reason” (as defined in the Schwartz CIC Agreement and determined by the pre-Change in Control Chief Executive Officer of the Company) then he will be entitled to receive then outstanding compensation and a lump sum payment equal to twice the sum of his initial base salary under the Schwartz CIC Agreement, his highest bonus in the preceding two years and any salary reduction or deferral made in the previously completed year. Mr. Schwartz would also continue to receive welfare benefits on substantially the same terms for 36 months. If Mr. Schwartz is terminated after a Change in Control for cause, as determined by a 2/3 vote of the Company’s Board of Directors, he is entitled only to his base salary through such date and any previously deferred compensation. If Mr. Schwartz is unable to continue his employment following a Change in Control due to death or disability, he or his estate shall be entitled to then outstanding compensation and six months of his base salary in a lump sum payment. Welfare benefits, on substantially the same terms as before termination, would continue for his 36 months following his disability and 12 months, for spouse and dependents, following his death. The preceeding description is qualified in its entirety by reference to the Schwartz CIC Agreement, which is attached to this Form 8-K as Exhibit 10.3, and is incorporated herein by reference.

Amended SERP

On December 31, 2010, the Bank entered into an amended and restated Supplemental Executive Retirement Plan (the “Schwartz Amended SERP”) with Mr. Schwartz, effective as of January 1, 2011. This restates and amends his Supplemental Executive Retirement Plan dated February 1, 2006. The following summary description is qualified in its entirety by reference to the Schwartz Amended SERP, which is attached to this Form 8-K as Exhibit 10.4, and is incorporated herein by reference. The Schwartz Amended SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $30,000 for ten years beginning at age 65, to the extent such benefit has vested. Ten percent of the benefit vests each year beginning on January 1, 2006.

New SERP

On December 31, 2010, the Bank entered into an additional Supplemental Executive Retirement Plan (the “Additional Schwartz SERP”) with Mr. Schwartz, effective as of January 1, 2011. The following summary description is qualified in its entirety by reference to the Additional Schwartz SERP, which is attached to this Form 8-K as Exhibit 10.5, and is incorporated herein by reference. The Additional Schwartz SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $70,000 for ten years beginning at age 65 to the extent such benefit has vested. One third of the benefit vests on each of December 31, 2015, 2020 and 2025.

Edward O. Yoder

Employment Agreement

On December 31, 2010, the Bank entered into a new Employment Agreement with Mr. Yoder (the “Yoder Employment Agreement”), pursuant to which Mr. Yoder will continue as President of Monarch Mortgage. The following summary description is qualified in its entirety by reference to the Yoder Employment Agreement, which is attached to this Form 8-K as Exhibit 10.6, and is incorporated herein by reference.

The Yoder Employment Agreement, which has an initial term of two years, provides that it will be renewed for two year successive periods unless the Bank gives notice at least twelve months prior to the expiration of the agreement. During the term of the Yoder Employment Agreement, Mr. Yoder’s base salary must be at least $165,000, his salary in effect as of December 31, 2010.

Mr. Yoder is entitled to certain bonus and commission payments. Each quarter he and Mr. Morrison shall control a bonus pool equal to 25% of the quarterly pre-tax profit of Monarch Mortgage (determined as set forth in Addendum A to the Yoder Employment Agreement). Mr. Yoder and Mr. Morrison shall distribute such pool among select officers of Monarch Mortgage, including themselves, subject to the approval of the Bank’s Chief Executive Officer. Mr. Yoder shall also receive, on a quarterly basis, an amount equal to 10% of the spread income of Monarch Mortgage. The spread income of Monarch Mortgage is the income earned by Monarch Mortgage from the time its mortgage loans close until the time such loans are sold to third party investors, as determined by the excess of the interest rate earned by Monarch Mortgage on such loans over its cost of funds. Mr. Yoder is also entitled to commissions of up to 65 basis points of his personal production as determined by the Bank’s Chief Executive Officer.

Mr. Yoder is also entitled to participate in benefit plans and programs for which he is or will be eligible. Under the Yoder Employment Agreement, Mr. Yoder is eligible to receive an automobile or automobile allowance and reimbursement for certain expenses.

Pursuant to the Yoder Employment Agreement Mr. Yoder will be subject to repayment, or “claw back,” rights that allow the Bank or Company to require repayment of incentive compensation attributable to material noncompliance with financial reporting requirements that result in a restatement.

The Bank may terminate Mr. Yoder’s employment at any time for “Cause” (as defined in the Yoder Employment Agreement), with a 2/3 vote of the Company’s Board of Directors, without incurring any additional obligations to him. If the Bank terminates Mr. Yoder’s employment without Cause (which also requires a 2/3 vote of the Company’s Board of Directors) he will be entitled to twelve months of continuation of his salary and twelve months of the Bank’s then-current contribution to its welfare plan benefits in the Bank’s health and welfare plans plus any vested benefits. If Mr. Yoder terminates his employment for any reason other than retirement he will be entitled to twelve months of continuation of his salary and twelve months of the Bank’s then-current contribution to its group health plan plus any vested benefits. On retirement (defined as a departure after the age of 65) Mr. Yoder shall not be entitled to any further compensation or benefits pursuant to the Yoder Employment Agreement. Upon the termination of his employment, Mr. Yoder will be subject to certain noncompetition and nonsolicitation restrictions unless termination results from a non-renewal of the term of the Yoder Employment Agreement.

Change in Control Agreement

On December 31, 2010, the Bank entered into a new Change in Control Agreement with Mr. Yoder (the “Yoder CIC Agreement”). The Yoder CIC Agreement, which has an initial term of two years, provides that the agreement will be renewed for two year successive periods unless the Bank gives notice at least twelve months prior to the expiration of the agreement. The Yoder CIC Agreement provides further that once there is a “Change in Control,” as defined therein, Mr. Yoder shall continue to be employed for three years at duties and a location Commensurate with those before the Change in Control. He will be entitled to a Commensurate base salary, increased consistently with peer officers at the Company, and participation in incentive, retirement, health and other benefits and plans on the same basis as before the Change in Control or as applicable to peer officers at the Company, whichever is superior.

If Mr. Yoder is terminated after a Change in Control without “cause” or resigns with “good reason” (as defined in the Yoder CIC Agreement and determined by the pre-Change in Control Chief Executive Officer of the Company) then he will be entitled to receive then outstanding compensation and a lump sum payment equal to twice the sum of his initial base salary under the Yoder CIC Agreement, his highest bonus in the preceding two years (capped at $82,500) and any salary reduction or deferral made in the previously completed year. Mr. Yoder would also continue to receive welfare benefits on substantially the same terms for 36 months. If Mr. Yoder is terminated after a Change in Control for cause, as determined by a 2/3 vote of the Company’s Board of Directors, he is entitled only to his base salary through such date and any previously deferred compensation. If Mr. Yoder is unable to continue his employment following a Change in Control due to death or disability, he or his estate shall be entitled to then outstanding compensation and six months of his base salary in a lump sum payment. Welfare benefits, on substantially the same terms as before termination, would continue for his 36 months following his disability and 12 months, for spouse and dependents, following his death. The preceeding description is qualified in its entirety by reference to the Yoder CIC Agreement, which is attached to this Form 8-K as Exhibit 10.7, and is incorporated herein by reference.

Amended SERP

On December 31, 2010, the Bank entered into an amended and restated Supplemental Executive Retirement Plan (the “Yoder Amended SERP”) with Mr. Yoder, effective as of January 1, 2011. This restates and amends his Supplemental Executive Retirement Plan dated December 31, 2007. The following summary description is qualified in its entirety by reference to the Yoder Amended SERP, which is attached to this Form 8-K as Exhibit 10.8, and is incorporated herein by reference. The Yoder Amended SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $30,000 for ten years beginning at age 65, to the extent such benefit has vested. Ten percent of the benefit vests each year beginning on January 1, 2008.

New SERP

On December 31, 2010, the Bank entered into an additional Supplemental Executive Retirement Plan (the “Additional Yoder SERP”) with Mr. Yoder, effective as of January 1, 2011. The following summary description is qualified in its entirety by reference to the Additional Yoder SERP, which is attached to this Form 8-K as Exhibit 10.9, and is incorporated herein by reference. The Additional Yoder SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $45,000 for ten years beginning at age 65 to the extent such benefit has vested. One third of the benefit vests on each of December 31, 2015, 2020 and 2025.

William T. Morrison

Employment Agreement

On December 31, 2010, the Bank entered into a new Employment Agreement with Mr. Morrison (the “Morrison Employment Agreement”), pursuant to which Mr. Morrison will continue as Executive Vice President/Chief Operating Officer of Monarch Mortgage. The following summary description is qualified in its entirety by reference to the Morrison Employment Agreement, which is attached to this Form 8-K as Exhibit 10.10, and is incorporated herein by reference.

The Morrison Employment Agreement, which has an initial term of two years, provides that it will be renewed for two year successive periods unless the Bank gives notice at least twelve months prior to the expiration of the agreement. During the term of the Morrison Employment Agreement, Mr. Morrison’s base salary must be at least $165,000, his salary in effect as of December 31, 2010.

Mr. Morrison is entitled to certain bonus and commission payments. Each quarter he and Mr. Yoder shall control a bonus pool equal to 25% of the quarterly pre-tax profit of Monarch Mortgage (determined as set forth in Addendum A to the Morrison Employment Agreement). Mr. Morrison and Mr. Yoder shall distribute such pool among select officers of Monarch

Mortgage, including themselves, subject to the approval of the Bank’s Chief Executive Officer. Mr. Morrison shall also receive, on a quarterly basis, an amount equal to 5% of the spread income of Monarch Mortgage. The spread income of Monarch Mortgage is the income earned by Monarch Mortgage from the time its mortgage loans close until the time such loans are sold to third party investors, as determined by the excess of the interest rate earned by Monarch Mortgage on such loans over its cost of funds. Mr. Morrison is also entitled to commissions of up to 65 basis points of his personal production as determined by the Bank’s Chief Executive Officer.

Mr. Morrison is also be entitled to participate in benefit plans and programs for which he is or will be eligible. Under the Morrison Employment Agreement, Mr. Morrison is eligible to receive an automobile or automobile allowance and reimbursement for certain expenses.

Pursuant to the Morrison Employment Agreement Mr. Morrison will be subject to repayment, or “claw back,” rights that allow the Bank or Company to require repayment of incentive compensation attributable to material noncompliance with financial reporting requirements that result in a restatement.

The Bank may terminate Mr. Morrison’s employment at any time for “Cause” (as defined in the Morrison Employment Agreement), with a 2/3 vote of the Company’s Board of Directors, without incurring any additional obligations to him. If the Bank terminates Mr. Morrison’s employment without Cause (which also requires a 2/3 vote of the Company’s Board of Directors) he will be entitled to twelve months of continuation of his salary and twelve months of the Bank’s then-current contribution to its welfare plan benefits in the Bank’s health and welfare plans plus any vested benefits. If Mr. Morrison terminates his employment for any reason other than retirement he will be entitled to twelve months of continuation of his salary and twelve months of the Bank’s then-current contribution to its group health plan plus any vested benefits. On retirement (defined as a departure after the age of 65) Mr. Morrison shall not be entitled to any further compensation or benefits pursuant to the Morrison Employment Agreement Upon the termination of his employment, Mr. Morrison will be subject to certain noncompetition and nonsolicitation restrictions unless termination results from a non-renewal of the term of the Morrison Employment Agreement.

Change in Control Agreement

On December 31, 2010, the Bank entered into a new Change in Control Agreement with Mr. Morrison (the “Morrison CIC Agreement”). The Morrison CIC Agreement, which has an initial term of two years, provides that the agreement will be renewed for two year successive periods unless the Bank gives notice at least twelve months prior to the expiration of the agreement. The Morrison CIC Agreement provides further that once there is a “Change in Control,” as defined therein, Mr. Morrison shall continue to be employed for three years at duties and a location Commensurate with those before the Change in Control. He will be entitled to a Commensurate base salary, increased consistently with peer officers at the Company, and participation in incentive, retirement, health and other benefits and plans on the same basis as before the Change in Control or as applicable to peer officers at the Company, whichever is superior.

If Mr. Morrison is terminated after a Change in Control without “cause” or resigns with “good reason” (as defined in the Morrison CIC Agreement and determined by the pre-Change in Control Chief Executive Officer of the Company) then he will be entitled to receive then outstanding compensation and a lump sum payment equal to twice the sum of his initial base salary under the Morrison CIC Agreement, his highest bonus in the preceding two years (capped at $82,500) and any salary reduction or deferral made in the previously completed year. Mr. Morrison would also continue to receive welfare benefits on substantially the same terms for 36 months. If Mr. Morrison is terminated after a Change in Control for cause, as determined by a 2/3 vote of the Company’s Board of Directors, he is entitled only to his base salary through such date and any previously deferred compensation. If Mr. Morrison is unable to continue his employment following a Change in Control due to death or disability, he or his estate shall be entitled to then outstanding compensation and six months of his base salary in a lump sum payment. Welfare benefits, on substantially the same terms as before termination, would continue for his 36 months following his disability and 12 months, for spouse and dependents, following his death. The preceeding description is qualified in its entirety by reference to the Morrison CIC Agreement, which is attached to this Form 8-K as Exhibit 10.11, and is incorporated herein by reference.

Amended SERP

On December 31, 2010, the Bank entered into an amended and restated Supplemental Executive Retirement Plan (the “Morrison Amended SERP”) with Mr. Morrison, effective as of January 1, 2011. This restates and amends his Supplemental Executive Retirement Plan dated December 31, 2007. The following summary description is qualified in its entirety by reference to the Morrison Amended SERP, which is attached to this Form 8-K as Exhibit 10.12, and is incorporated herein by reference. The Morrison Amended SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $30,000 for ten years beginning at age 65, to the extent such benefit has vested. Ten percent of the benefit vests each year beginning on January 1, 2008.

New SERP

On December 31, 2010, the Bank entered into an additional Supplemental Executive Retirement Plan (the “Additional Morrison SERP”) with Mr. Morrison, effective as of January 1, 2011. The following summary description is qualified in its entirety by reference to the Additional Morrison SERP, which is attached to this Form 8-K as Exhibit 10.13, and is incorporated herein by reference. The Additional Morrison SERP provides, subject to the qualifications set forth therein, that the Company will pay the executive $45,000 for ten years beginning at age 65 to the extent such benefit has vested. One third of the benefit vests on each of December 31, 2015, 2020 and 2025.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and William F. Rountree, Jr.
10.2	Employment Agreement, effective as of December 31, 2010, by and between Monarch Bank and Brad E. Schwartz
10.3	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and Brad E. Schwartz
10.4	Amended and Restated Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Brad E. Schwartz
10.5	Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Brad E. Schwartz
10.6	Employment Agreement, effective as of December 31, 2010, by and between Monarch Bank and Edward O. Yoder
10.7	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and Edward O. Yoder
10.8	Amended and Restated Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Edward O. Yoder
10.9	Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Edward O. Yoder
10.10	Employment Agreement, effective as of December 31, 2010, by and between Monarch Bank and William T. Morrison
10.11	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and William T. Morrison
10.12	Amended and Restated Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and William T. Morrison
10.13	Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and William T. Morrison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: January 6, 2011	/s/ Brad E. Schwartz
Brad E. Schwartz, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and William F. Rountree, Jr.
10.2	Employment Agreement, effective as of December 31, 2010, by and between Monarch Bank and Brad E. Schwartz
10.3	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and Brad E. Schwartz
10.4	Amended and Restated Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Brad E. Schwartz
10.5	Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Brad E. Schwartz
10.6	Employment Agreement, effective as of December 31, 2010, by and between Monarch Bank and Edward O. Yoder
10.7	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and Edward O. Yoder
10.8	Amended and Restated Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Edward O. Yoder
10.9	Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and Edward O. Yoder
10.10	Employment Agreement, effective as of December 31, 2010, by and between Monarch Bank and William T. Morrison
10.11	Change in Control Agreement, effective as of December 31, 2010, by and between Monarch Bank and William T. Morrison
10.12	Amended and Restated Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and William T. Morrison
10.13	Supplemental Executive Retirement Plan, effective January 1, 2011, by and between Monarch Bank and William T. Morrison